SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C. 20549



                                  FORM 8-K


                               CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of
                    the Securities Exchange Act of 1934



                             November 29, 1999
              Date of Report (Date of earliest event reported)



                           WARNER-LAMBERT COMPANY
           (Exact name of registrant as specified in its charter)

                                  Delaware
               (State or other jurisdiction of incorporation)


         1-3608                                         22-1598912
   (Commission File Number)                 (IRS Employer Identification No.)


      201 Tabor Road, Morris Plains, New Jersey              07950-2693
      (Address of principal executive offices)               (Zip Code)


                               (973) 385-2000
            (Registrant's telephone number, including area code)



 Item 5.  Other Events.

           On November 29, 1999, Warner-Lambert Company filed an answer and counterclaim in the Delaware Court of Chancery in response to a complaint filed by Pfizer Inc. on November 23, 1999. A copy of the answer and counterclaim, dated November 29, 1999, is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

           A copy of Warner-Lambert Company's press release, dated November 29, 1999, announcing the filing of the answer and counterclaim is attached hereto as Exhibit 99.2 and is incorporated herein by reference.


 Item 7.  Financial Statements and Exhibits.

      (c)  Exhibits

           (99.1)         Counterclaims and Answer, dated November 29, 1999.

           (99.2)         Press Release, dated November 29, 1999.


                                 SIGNATURE

           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                          WARNER-LAMBERT COMPANY


                          By:   /s/  Rae G. Paltiel
                               ---------------------------------
                          Name:   Rae G. Paltiel
                          Title:  Secretary



 Dated:  November 29, 1999



                               EXHIBIT INDEX

      (99.1)         Counterclaims and Answer, dated November 29, 1999.

      (99.2)         Press Release, dated November 29, 1999.